EXHIBIT 10.8

                                 PROMISSORY NOTE

FOR VALUE RECEIVED, The Internet Advisory Corporation promises to pay to the order of Richard K. Goldring, 5 Fox Chase Drive, Watchung, New Jersey the sum of Thirty Thousand Five Hundred Dollars, ($30, 500.00), with annual interest of 10% on any unpaid balance.

This note shall be paid in one installment of Thirty Thousand Five Hundred Dollars, ($30,500.00), plus 10% annual interest and be fully paid on or before December 31, 2001.

This note may be pre-paid without penalty. All payments shall be first applied to interest and the balance to principal.

All parties to this note waive presentment, demand and protest, and all notices thereto. In the event of default, the undersigned agree to pay all costs of collection and reasonable attorney's fees.

                                 Signed this 21st day of December, 2000

                                  By: /s/ John Nielson
                                      ------------------------------------------
                                      As Vice President & Secretary On behalf of
                                        The Internet Advisory Corporation

The Internet Advisory Corporation
2455 East Sunrise Boulevard, Suite 301
Ft Lauderdale, Florida 33304

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